SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 13, 2004
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                   1-7182                    13-2740599
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    (State or Other            (Commission               (I.R.S. Employer
    Jurisdiction of            File Number)             Identification No.)
    Incorporation)

4 World Financial Center, New York, New York                    10080
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:        (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits
     --------

     99.1 Press release dated April 13, 2004 issued by Merrill Lynch & Co., Inc.

     99.2 Preliminary Unaudited Earnings Summary for the three months ended March 26, 2004 and supplemental quarterly data.

     99.3 Unaudited Consolidated Annual Earnings Statements for the full years ended the last Friday in December 1999, 2000, 2001, 2002 and 2003; Unaudited Consolidated Quarterly Earnings summaries for the quarterly periods in 2001, 2002 and 2003; Unaudited Preliminary Segment Data for the full years ended the last Friday in 2001, 2002 and 2003; Unaudited Consolidated Balance Sheets as of the last Friday in December 1999, 2000, 2001, 2002 and 2003; and supplemental yearly and quarterly data.




Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

On April 13, 2004, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three months ended March 26, 2004. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary for the three months ended March 26, 2004 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference. Unaudited Consolidated Annual Earnings Statements for the full years ended the last Friday in December 1999, 2000, 2001, 2002 and 2003; Unaudited Consolidated Quarterly Earnings summaries for the quarterly periods in 2001, 2002 and 2003; Unaudited Preliminary Segment Data for the full years ended the last Friday in December 2001, 2002 and 2003; Unaudited Consolidated Balance Sheets as of the last Friday in December 1999, 2000, 2001, 2002 and 2003; and supplemental yearly and quarterly data have been restated primarily due to the adoption of Statement of Financial Accounting Standard No. 123, Accounting for Stock-Based Compensation, and are filed as Exhibit 99.3 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 12, including Exhibits 99.1, 99.2 and
99.3 shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH & CO., INC.
                                    --------------------------------------------
                                                         (Registrant)





                                    By:       /s/ Ahmass L. Fakahany
                                              ----------------------------------
                                                   Ahmass L. Fakahany
                                                   Executive Vice President and
                                                   Chief Financial Officer





                                    By:       /s/ John J. Fosina
                                              ----------------------------------
                                                   John J. Fosina
                                                   Controller
                                                   Principal Accounting Officer





Date:    April 13, 2004

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                                  Exhibit Index
                                  -------------


Exhibit No.   Description                                                Page
-----------   -----------                                                ----

99.1          Press  release  dated  April 13, 2004 issued by Merrill    5-11
              Lynch & Co., Inc.

99.2          Preliminary  Unaudited  Earnings  Summary for the three   12-16
              months ended March 26, 2004 and supplemental quarterly data.

99.3          Unaudited  Consolidated  Annual Earnings Statements for   17-24
              the full years ended the last Friday in December 1999, 2000, 2001, 2002 and 2003; Unaudited Consolidated
              Quarterly Earnings summaries for the quarterly periods in 2001, 2002 and 2003; Unaudited Preliminary Segment
              Data for the full years ended the last Friday in 2001, 2002 and 2003; Unaudited Consolidated Balance Sheets as of the last Friday in December 1999, 2000, 2001, 2002 and 2003; and supplemental yearly and quarterly data.


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